UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2013 (November 18, 2013)

FIRST PHYSICIANS CAPITAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30326	77-0557617
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 North Camden Drive, #810

Beverly Hills, California 90210

(Address of Principal Executive Offices) (Zip Code)

(310) 860-2501

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) Not applicable.

(b) Effective November 18, 2013, David Hirschhorn resigned (i) as Chief Executive Officer, Chairman of the Board of Directors (the “Board”) and as a member of the Board of First Physicians Capital Group, Inc., a Delaware corporation (the “Registrant”) and (ii) from any and all other positions and in all other capacities in which he served as an officer or director of the Registrant or any of the Registrant’s subsidiaries. Mr. Hirschhorn had no disagreements with the Registrant on any matter related to the Registrant’s operations, policies or practices.

(c) On November 21, 2013, the Board appointed Sean J. Kirrane to the position of Chief Executive Officer of the Registrant, to serve until his successor is duly appointed and qualified or until his earlier resignation or removal. Mr. Kirrane has no family relationship with any officer or director of the Registrant or any of its subsidiaries.

Mr. Kirrane, 36, brings over 10 years of experience in senior finance and accounting roles for large publicly-traded companies, including large financial services and insurance firms. Since 2010, Mr. Kirrane, has served as the Registrant’s Vice President of Finance, Controller and Principal Accounting Officer. From 2007 to 2010, Mr. Kirrane served as Assistant Vice President, Head of Global Treasury for Endurance Specialty Holdings, Ltd., a property and casualty insurer, where he designed, implemented, staffed and managed that company’s global treasury functions. From 2004 to 2007, Mr. Kirrane served in various finance and investment roles at New York Mortgage Trust, Inc. (“New York Mortgage”), where he was responsible for treasury, budgeting & forecasting, debt management and covenant compliance activities. He assisted New York Mortgage through a successful IPO in June 2004 and was subsequently appointed as its Vice President and Treasurer in 2005. From 2000 to 2004, Mr. Kirrane held various positions in the accounting and treasury departments of Hudson United Bancorp (“Hudson United”), including Assistant Vice President, Investment Officer and Treasury Cash Manager. In his positions at Hudson United, he was responsible for managing treasury operations and the derivatives and traded fixed income portfolio. Mr. Kirrane received a B.S. in Finance in 2000 from St. Joseph’s University.

(d) Not applicable.

(e) Prior to his appointment as Chief Executive Officer, Mr. Kirrane entered into a Consulting Agreement, dated as of June 30, 2013, with First Physicians Business Solutions, LLC (“First Physicians Business Solutions”), an Oklahoma limited liability company and wholly-owned subsidiary of the Registrant (the “Consulting Agreement,” attached hereto as Exhibit 10.1, as amended by that certain Letter Agreement, dated as of November 27, 2013, by and between Mr. Kirrane and First Physicians Business Solutions, attached hereto as Exhibit 10.2), as more fully described in Item 5.02(e) of this Current Report on Form 8-K (this “Form 8-K”), which is incorporated into this Item 5.02(c) by reference. Pursuant to the Consulting Agreement, Mr. Kirrane serves as the Registrant’s Chief Financial Officer for a period of twelve months from the effective date thereof, or the expiration of such twelve-month term in accordance with the terms of the Consulting Agreement. In return for past services rendered to the Registrant prior to June 30, 2013, and upon the occurrence of certain events specified in the Consulting Agreement, Mr. Kirrane may also receive two earned bonus payments in the amount of $177,500 per payment. As of the date of this Form 8-K, Mr. Kirrane has not become entitled to any of these payments. Mr. Kirrane’s base salary under the Consulting Agreement is $20,000 per month. Upon meeting certain performance milestones, Mr. Kirrane may also receive bonuses totaling up to $475,000. As of the date of this Form 8-K, Mr. Kirrane has not become entitled to any of these payments.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Effective November 21, 2013, the Board amended and restated the Registrant’s Bylaws to (i) decrease the number of directors constituting the Board from five to three and (ii) decrease the number of directors constituting a quorum from three to two (together, the “Amendments”). The Amended and Restated Bylaws are attached to this Form 8-K as Exhibit 3.1.

Prior to the Amendments, Article II, Section 1 of the Bylaws provided as follows:

“Section 1: Number and Term of Office. The number of directors who shall constitute the whole Board shall be seven (7). Each director shall be elected for a term of one year and until his or her successor is elected and qualified, except as otherwise provided herein or by law.

Whenever the authorized number of directors is increased between annual meetings of the stockholders, a majority of the directors then in office shall have the power to elect such new directors for the balance of a term and until their successors are elected and qualified. Any decrease in the authorized number of directors shall not become effective until the expiration of the term of the directors then in office unless, at the time of such decrease, there shall be vacancies on the board which are being eliminated by the decrease.”

The amended and restated Article II, Section 1 of the Bylaws provides as follows:

“Section 1: Number and Term of Office. The number of directors who shall constitute the whole Board shall be three (3) or such number as otherwise set from time to time by the Board; in no event, however, shall the number of directors be greater than seven (7). Whenever the authorized number of directors is increased between annual meetings of the stockholders, any vacancies created by such increase may be filled by the affirmative vote of a majority of the remaining members of the Board, although less than a quorum. A director so elected shall be elected to hold office until the earlier of (i) the next annual meeting of stockholders, (ii) the due election and qualification of a successor or (iii) such director's death, resignation or removal. In the event that the number of directors who shall constitute the whole Board is reduced below the number incumbent on the Board, then the incumbent directors shall serve until the earlier of (a) the next annual meeting of stockholders or (b) a director’s death, resignation or removal.”

Prior to the Amendments, Article II, Section 5 of the Bylaws provided as follows:

“Section 5: Quorum. At any meeting of the Board of Directors, at least three (3) directors of the total number of the whole Board shall constitute a quorum for all purposes; provided, however, that in no case shall such quorum be less than 1/3 of the total number of directors of the Board. If a quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, date, or time, without further notice or waiver thereof.”

The amended and restated Article II, Section 5 of the Bylaws provides as follows:

“Section 5: Quorum. At any meeting of the Board of Directors, at least two (2) directors of the total number of the whole Board shall constitute a quorum for all purposes; provided, however, that in no case shall such quorum be less than 1/3 of the total number of directors of the Board. If a quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, date, or time, without further notice or waiver thereof.”

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description

3.1	Amendment to Bylaws Effective November 21, 2013

10.1	Consulting Agreement

10.2	Letter Agreement

EXHIBITS

Exhibit Number	Description

3.1	Amendment to Bylaws Effective November 21, 2013

10.1	Consulting Agreement

10.2	Letter Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST PHYSICIANS CAPITAL GROUP, INC.

Date: December 9, 2013	By:	/s/ Sean Kirrane
Sean Kirrane
Chief Executive Officer